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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - April 27, 2001


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                              TRIAD HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                        000-29816               75-2816101
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
      Incorporation)                                         Identification No.)

         13455 Noel Road, Suite 2000                               75240
               Dallas, Texas                                     (Zip Code)
   (Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


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     Item 5. Other Events.


     On April 27, 2001, Triad Hospitals, Inc, ("Triad") issued the press releases attached as an exhibit to this current report on Form 8-K.

     On April 27, 2001, Triad also announced that the merger of Triad Hospitals Holdings, Inc. (File No. 333-84743), with and into Triad was completed, with Triad as the surviving corporation of the merger, and that Triad amended its certificate of incorporation to increase the number of authorized shares of common stock from 90,000,000 to 120,000,000.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibit.

        99.1 Press Releases issued by Triad Hospitals, Inc, on April 27, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRIAD HOSPITALS, INC.



                                    By: /s/ Donald P. Fay
                                        --------------------------------
                                        Donald P. Fay
                                        Executive Vice President,
                                           Secretary and General Counsel



Date: April 27, 2001














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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Releases issued by Triad Hospitals, Inc. on April 27, 2001.


















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